SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported): SEPTEMBER 9, 1996
                                                         -----------------

                             TPI ENTERPRISES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     NEW JERSEY                      0-7961                     22-1899681
   ---------------              ---------------              ---------------
   (State or other             (Commission File               (IRS Employer
   jurisdiction of                 Number)                 Identification No.)
   incorporation)

         50 NORTH FRONT STREET, SUITE 600
                MEMPHIS, TENNESSEE                                38173
      --------------------------------------                    --------
     (Address of principal executive offices)                  (Zip Code)


                                 (407) 691-9900
               --------------------------------------------------
              (Registrant's telephone number, including area code)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

General

         On September 9, 1996, the registrant ("Enterprises") consummated the sale of substantially all of its assets (the "Transaction") to Shoney's, Inc., a Tennessee corporation ("Shoney's"), pursuant to the terms of the Plan of Tax-Free Reorganization under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement, dated March 15, 1996, as amended, by and among Enterprises, Shoney's and TPI Restaurants Acquisition Corporation, a wholly-owned subsidiary of Shoney's (the "Reorganization Agreement").

Consideration

         In exchange for substantially all of the assets of Enterprises, including the shares of capital stock of TPI Restaurants, Inc. ("TPIR"), TPI Entertainment, Inc. and TPI Insurance Corporation, at the closing of the Transaction (the "Closing"), Enterprises received from Shoney's an aggregate of 6,785,114 shares of common stock of Shoney's, $1.00 par value per share ("Shoney's Common Stock"), and was permitted to retain approximately $4,650,000 in cash, plus certain additional cash to pay Enterprises' remaining Specified Wind-up Expenses (as defined in the Reorganization Agreement).

         The Reorganization Agreement entitled Enterprises to retain up to $7,500,000 in cash ("Retained Cash") and up to $7,350,000 to pay Specified Wind-up Expenses, in each case subject to certain adjustments. Approximately $1,150,000 in Retained Cash was exchanged for additional shares of Shoney's Common Stock pursuant to the Reorganization Agreement, thereby reducing the amount of Retained Cash to approximately $6,350,000. Specified Wind-up Expenses are currently estimated to be approximately $1,700,000 in excess of the $7,350,000 allotment, which excess includes an approximately $1,300,000 payment to Shoney's at the Closing in settlement of certain liabilities or contingent liabilities which exceeded the liabilities agreed to be retained by Shoney's in the Reorganization Agreement, including an approximately $550,000 payment to Shoney's for Excess Repair and Maintenance Expenses (as defined in the Reorganization Agreement). As a result, Retained Cash is currently estimated to be approximately $4,650,000.


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         Based on the assumptions set forth in the footnotes to the following table, and subject to the other qualifications discussed below, it is anticipated that Enterprises' shareholders will receive the following consideration per share of common stock, $.01 par value per share ("Enterprises Common Stock"), in various installments following the Closing in connection with the liquidation of Enterprises:

                                              Aggregate Amount    Amount Per Share(1)
                                              ----------------    -------------------
Fixed Portion - Shoney's Common Stock              5,577,102              .2699*
Variable Portion - Shoney's Common Stock(2)        1,034,929              .0501*
Adjusted Portion - Shoney's Common Stock(3)          173,083              .0083*
                                                ------------              -----
Total Shares of Shoney's Common Stock              6,785,114              .3283*
Cash(4)                                           $4,650,000              $0.205

* To be paid in shares of Shoney's Common Stock, except for fractional shares which will be paid in cash.
(1) Based on 20,664,512 shares of Enterprises Common Stock outstanding on September 9, 1996.
(2) Based on $10,000,000 divided by $9.6625, the Average Closing Market Price (as defined in the Reorganization Agreement) in effect.
(3) Based on (x) the exchange of $1,138,956 into 117,874 shares of Shoney's Common Stock, based on $9.6625, the Average Closing Market Price in effect, and (y) the issuance by Shoney's of 55,209 shares of Shoney's Common Stock based on the number of shares of Enterprises Common Stock issued, transferred from treasury or allocated in connection with certain of Enterprises' benefits plans.
(4) Assumes that the options of Enterprises which were assumed by Shoney's in the Transaction ("Shoney's Options") are exercised prior to the complete liquidation of Enterprises and no liabilities of Enterprises other than those presently known arise prior to its dissolution. The estimated amount of the cash has been rounded for presentation purposes.

         Of the $4,650,000 in Retained Cash, a maximum of approximately $400,000 will be required to be retained by Enterprises for the benefit of holders of Shoney's Options until such time as such options are exercised, are terminated or expire. Under Enterprises' Plan of Complete Liquidation, if Shoney's Options are not exercised prior to the final liquidating distribution record date, such cash, after providing for the expenses of the distribution thereof, will be distributed to Enterprises' shareholders. The final liquidating distribution record date will occur no earlier than December 31, 1998.

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Initial Distribution

         On September 6, 1996, the Board of Directors of Enterprises (the "Enterprises Board") authorized, subject to the Closing, an initial distribution of all of the shares of Shoney's Common Stock received by Enterprises in the Transaction (the "Initial Distribution") to holders of record of Enterprises Common Stock on September 24, 1996. It is anticipated that the Initial Distribution will be made on or about October 1, 1996.

Dissolution of Enterprises

         The Enterprises Board intends to dissolve Enterprises promptly after the Closing in accordance with the provisions of the New Jersey Business Corporation Act (the "NJBCA") by obtaining tax clearance and by causing a certificate of dissolution to be filed in the office of the Secretary of State of the State of New Jersey. It is currently anticipated that this process could take two to three months, although there can be no assurance that the State of New Jersey will not take longer to dissolve Enterprises.

         Pursuant to the NJBCA, promptly after Enterprises has been dissolved, it will give notice requiring all creditors of Enterprises to present their claims in writing. Such notice will also be published in newspapers of general circulation as provided in the NJBCA. This notice is required by the NJBCA to be published three times, once a week for three consecutive weeks, in a newspaper of general circulation in the county in which the registered office of the corporation is located and shall state that all persons who are creditors of the corporation shall present written proof of their claims to the corporation at a place and on or before a date named in the notice, which date shall not be less than six months after the date of the first publication. On or before the date of the first publication of the notice, the corporation shall mail a copy of the notice to each known creditor of the corporation. Generally, any creditor who does not file a claim as provided in the notice, and all those claiming through and under such creditor, would be forever barred from suing on such claim or otherwise realizing upon or enforcing it.

Subsequent Distributions

         The Enterprises Board does not currently intend to make any cash distributions to its shareholders until such time as the period for creditors of Enterprises to present written proof of their claims shall have expired. At such time, the Enterprises Board intends to review the assets and liabilities of Enterprises and consider the effect of all then known or anticipated liabilities and, after paying or making provision for all then known or anticipated liabilities, it intends to declare a distribution consisting of all of the then remaining cash other than the cash required to be retained for holders of Shoney's Options. It is expected that such distribution will occur by the middle of 1997.


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Material Relationships

         Certain directors and officers of Enterprises had material relationships with Shoney's that were in addition to the relationships that such persons had as directors and officers of Enterprises, generally, and which may have created perceived conflicts of interests. These interests include the payment by Enterprises, as wind-up expenses, or the assumption by Shoney's of certain employment and severance obligations of Enterprises, the repayment and/or assumption of certain debt held by investors related to certain directors of Enterprises, the fact that such investors own equity and debt securities of Shoney's and the fact that a director and an executive officer of Enterprises were each retained as a consultant to Shoney's. These relationships are discussed below.

         The employment agreements of J. Gary Sharp, who until the Closing was the President, Chief Executive Officer and a director of Enterprises, and Frederick W. Burford, who until the Closing was the Executive Vice President, Chief Financial Officer, Secretary and a director of Enterprises, were with both Enterprises and TPIR, and the severance provisions therein were triggered by the Transaction. Mr. Sharp and Mr. Burford received severance payments at the Closing, which were paid out of the cash allocated to Enterprises for Specified Wind-up Expenses. The amounts paid to Messrs. Sharp and Burford were approximately $850,000 and $345,000, respectively. The terms of the employment agreements of Messrs. Sharp and Burford provided that each will be deemed to be an "employee" of TPIR for a period of one year following the termination of his employment agreement solely for purposes of retaining the exerciseability of his stock options assumed by Shoney's during that period.

         Mr. Sharp has had preliminary discussions with Shoney's regarding the possibility of becoming a Shoney's franchisee after the Closing. In connection with these discussions, Shoney's and Mr. Sharp have discussed the repayment terms of a promissory note of Mr. Sharp's two sons payable to Shoney's in connection with a Shoney's franchise owned by them. The note is in the outstanding principal amount, as of July 16, 1996, of approximately $179,000, has been guaranteed by Mr. Sharp and is currently in arrears. Shoney's and Mr. Sharp have agreed that the payment terms of the note will be resolved as part of the final determination with respect to the possible Shoney's franchise.

         Pursuant to an agreement dated as of September 9, 1996, Mr. Burford agreed to serve as the President, Chief Financial Officer and Secretary of Enterprises from and after the Closing until the later to occur of (i) six months following publication of the notice of dissolution of Enterprises required under the NJBCA and (ii) the second distribution to the shareholders of Enterprises (the "Resignation Date"). Mr. Burford shall be primarily responsible for performing administrative functions in connection with the dissolution and liquidation of Enterprises. For his services from the Closing through the Resignation Date, Mr. Burford will receive a payment of $170,000, less applicable withholding, which amount includes reimbursement of Mr.


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Burford's reasonable out-of-pocket expenses. Expenses will be reimbursed as incurred, subject to prior approval of the Enterprises Board, and the remaining portion of the $170,000, less applicable withholding, will be payable in a lump sum on the Resignation Date.

         Douglas K. Bratton, Thomas M. Taylor and John L. Marion, Jr., directors of Enterprises, are affiliated with The Airlie Group L.P. The Airlie Group L.P. and certain related investors (collectively, the "Investor Group") own 1,889,120 shares of Enterprises Common Stock and, prior to the Closing, owned warrants to acquire an additional 1,000,000 shares of Enterprises Common Stock. The warrants were voluntarily canceled by the Investor Group at the Closing. All of the $15,000,000 in principal amount of 5% debentures of Enterprises held by the Investor Group were redeemed by Shoney's at the Closing, and the redemption premium associated with such debentures was waived by the Investor Group. In addition, an aggregate of $7,100,000 in principal amount of the 8.25% Debentures of Shoney's owned by the Investor Group were assumed by Shoney's at the Closing. Prior to the Closing, the Investor Group owned an aggregate of 901,300 shares of Shoney's Common Stock and $10,000,000 in principal amount of Shoney's Subordinated Zero Convertible Debentures.

         A partnership (Levy Food Service Limited Partnership) affiliated with Lawrence F. Levy, a director of Enterprises, was retained as a consultant to Shoney's in connection with "Shoney's" Restaurants concept development and certain related issues on a month to month basis, effective March 1, 1996, for a fee of $15,000 per month. In addition, a corporation (Levy Restaurants, Inc.) affiliated with Mr. Levy has a consulting arrangement with The Airlie Group L.P. to provide general advice on the restaurant industry (including advice relating to Enterprises) for which it is compensated, and a corporation owned by Mr. Taylor has had discussions with Mr. Levy regarding the formation of a partnership for investment in restaurant companies (other than Enterprises and Shoney's) in which both Mr. Levy and such corporation would invest.

         Haney Long, Vice President of Procurement and Distribution of TPIR and an executive officer of Enterprises prior to the Closing, became a consultant to Shoney's, effective June 5, 1996, and accepted an offer of employment with Shoney's following the Closing.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits

Exhibit No.
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10.1     Plan of Tax-Free Reorganization under Section 368(a)(1)(C) of the
         Internal Revenue Code and Agreement dated March 15, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on March 19, 1996)

10.2 Amendment No. 1 to Plan of Tax-Free Reorganization under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement dated as of June 14, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on June 19,
         1996)

         Amendment No. 2 to Plan of Tax-Free Reorganization under Section
10.3 368(a)(1)(C) of the Internal Revenue Code and Agreement dated as of July 18, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc.

         Amendment No. 3 to Plan of Tax-Free Reorganization under Section
10.4 368(a)(1)(C) of the Internal Revenue Code and Agreement dated as of August 21, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc. (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by the registrant with the Securities and Exchange Commission on August 28, 1996)


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TPI ENTERPRISES, INC.



                                        By: /s/ Frederick W. Burford
                                           ------------------------------
                                            Frederick W. Burford
                                            President, Chief Financial Officer
                                            and Secretary


Date:  September 23, 1996








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                                 EXHIBIT INDEX


Exhibit No.                                Description
- -----------                                -----------

10.3 Amendment No. 2 to Plan of Tax-Free Reorganization under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement dated as of July 18, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc.